                                                                    Exhibit 10.1












                            INDEMNIFICATION AGREEMENT
                            -------------------------








         This Agreement is made on the 16th day of February, 1999, by and between Meritage Hospitality Group Inc., a Michigan corporation ("MERITAGE"), MHG Food Service Inc., a Michigan corporation ("MHGFS"), WM Limited Partnership-1998, a Michigan limited partnership ("WENDY'S OF MICHIGAN"), S & Q Management, LLC, a Michigan limited liability company ("S & Q"), Robert E. Schermer, Jr. ("SCHERMER"), and Ray E. Quada ("QUADA").

                                    RECITALS
                                    --------



         A. Wendy's of Michigan is the owner and/or operator of 25 Wendy's 'Old Fashioned Hamburgers' restaurants in Southern and Western Michigan.

         B. MHGFS is a wholly-owned subsidiary of Meritage and the 99.9% owner of Wendy's of Michigan.

         C. S & Q was appointed the sole general partner of Wendy's of Michigan effective December 16, 1998. S & Q, Schermer and Quada have jointly and severally guaranteed the obligations of Wendy's of Michigan under the consent and franchise agreements with the franchisor, Wendy's International, Inc.

         D. In return for agreeing to act as general partner and for agreeing to guarantee the obligations of the franchisee, Meritage, MHGFS and Wendy's of Michigan have agreed to indemnify S & Q, Schermer and Quada on the terms and conditions set forth below.

         E. Meritage, MHGFS and Wendy's of Michigan have each determined that the Agreement is fair and beneficial to them.

         Therefore, Meritage, MHGFS, Wendy's of Michigan, S & Q, Schermer and Quada agree as follows:

         1. DEFINITIONS. The following terms as used in this Agreement shall have the following respective meanings:

         "EXPENSES" means all expenses, liabilities and losses, including attorneys' fees, judgments, and amounts paid or to be paid in settlement of a Proceeding.

         "PROCEEDING" means any threatened, pending or completed action, suit or proceeding (or part thereof) arising out of or relating in whole or in part to the guarantees referenced above.

         2. INDEMNIFICATION BY MERITAGE, MHGFS AND WENDY'S OF MICHIGAN. Subject to the terms and conditions of this Agreement, Meritage, MHGFS and Wendy's of Michigan shall indemnify and hold harmless S & Q, Schermer and Quada from and against all Expenses reasonably incurred or suffered in connection with any Proceeding in which S & Q, Schermer and Quada is or was a party, or is threatened to be made a party, to the extent such Expenses arise out of or relate, in whole or in part, to (i) S & Q actions or inaction as the general partner of Wendy's of Michigan (unless such action or inaction constitutes gross negligence, reckless conduct or a default under this Agreement by S & Q), or
(ii) the guarantees referenced above.

         3. INDEMNIFICATION ONLY TO EXTENT PERMITTED BY LAW. In no event shall this Agreement be construed to obligate Meritage, MHGFS and Wendy's of Michigan to do any act or thing not permitted by applicable law.

         4. EXPENSES. The right to indemnification conferred under Paragraph 2 above includes the right to be paid by Meritage, MHGFS or Wendy's of Michigan the Expenses incurred by S & Q, Schermer and Quada in defending any Proceeding in advance of its final disposition.

         5. NON-EXCLUSIVITY OF RIGHTS. The indemnification rights provided for herein are in addition to all such other indemnification rights which S & Q, Schermer and Quada now or hereafter holds from Meritage, MHGFS or Wendy's of Michigan (as a director, officer or otherwise).

         6. SETTLEMENT. Meritage, MHGFS and Wendy's of Michigan shall have no obligation under this Agreement with respect to any settlement or compromise of a Proceeding entered into by S & Q, Schermer and Quada, without Meritage's, MHGFS's and Wendy's of Michigan's prior written approval, which shall not be unreasonably withheld.

         7. SEVERABILITY. If any provision of this Agreement is determined by a court of competent jurisdiction to be in violation of applicable law, such provision shall be limited or modified in its application to the minimum extent necessary to avoid a violation of law and, as so limited or modified, such provision and the balance of this Agreement shall be enforceable in accordance with their terms.

         8. SUCCESSORS AND ASSIGNS. This Agreement shall be (a) binding upon all successors and assigns of Meritage, MHGFS and Wendy's of Michigan, including any transferee of all or substantially all of its assets and any successor by merger or otherwise by operation of law, and (b) binding upon and inure to the benefit of the respective officers, directors, shareholders, subsidiaries, successors, assigns, agents, insurers, affiliated entities, employees, heirs, personal representatives, executors, and administrators of S & Q, Schermer and Quada.

         9. CHOICE OF LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Michigan.

         10. AMENDMENT. No amendment, modification, termination or cancellation of this Agreement shall be effective unless made in writing and signed by each of the parties hereto.

         11. EFFECTIVE DATE. This Agreement shall be effective as of December 16, 1998 (the date S & Q became the general partner and the guarantees were accepted by Wendy's International).

         IN WITNESS WHEREOF, Meritage, MHGFS, Wendy's of Michigan, S & Q, Schermer and Quada have executed this Agreement as of the date first written above.

                                    MERITAGE HOSPITALITY GROUP INC.


     /s/ Jenica L. Vander Mark      By:  /s/  James R. Saalfeld
 --------------------------------      ---------------------------------
                                        James R. Saalfeld
                                        Vice President
    /s/  Kimberly A. VandeVooren
---------------------------------

                                       MHG FOOD SERVICE INC.



  /s/ Jenica L. Vander Mark            By:  /s/  James R. Saalfeld
---------------------------------        ---------------------------------
                                          James R. Saalfeld
                                          Vice President
  /s/  Kimberly A. VandeVooren
--------------------------------

                                       WM LIMITED PARTNERSHIP-1998



  /s/ Jenica L. Vander Mark            By:  /s/  James R. Saalfeld
---------------------------------        ---------------------------------
                                          James R. Saalfeld
                                          General Counsel
  /s/  Kimberly A. VandeVooren
---------------------------------


                                       S & Q MANAGEMENT, LLC



     /s/ Jenica L. Vander Mark         By:  /s/  Robert E. Schermer, Jr.
----------------------------------       --------------------------------
                                          Robert E. Schermer, Jr.
                                          Member
     /s/  Kimberly A. VandeVooren
---------------------------------



     /s/ Jenica L. Vander Mark             /s/  Robert E. Schermer, Jr.
----------------------------------      ---------------------------------
                                        Robert E. Schermer, Jr.

     /s/  Kimberly A. VandeVooren
---------------------------------




     /s/ Jenica L. Vander Mark             /s/  Ray E. Quada
----------------------------------      ---------------------------------
                                        Ray E. Quada

     /s/  Kimberly A. VandeVooren
----------------------------------





                                       3